UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                     001-16625                  98-0231912
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation)                                   Identification Number)

               50 Main Street                           10606
           White Plains, New York                     (Zip code)
(Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)




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Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On April 28, 2005, Bunge Limited issued a press release reporting first quarter results for 2005. A copy of the press release is attached hereto as
Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.



Item 9.01  Financial Statements and Exhibits
           ---------------------------------

        (a) None

        (b) None

        (c) Exhibits

        Exhibit No.                     Description
        -----------                     -----------

        99.1                            Press Release, dated April 28, 2005



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

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2005


                                      BUNGE LIMITED


                                      By:     /S/  WILLIAM M. WELLS
                                             ---------------------------
                                             Name:  William M. Wells
                                             Title: Chief Financial Officer



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



                                    EXHIBITS



Exhibit No.                             Description
-----------                             -----------

  99.1                                  Press Release, dated April 28, 2005



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